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

Seller      Tab    Property Name                                   Sub-Type               Current Balance
---------   ----------------------------------------------------------------------------------------------------
JHREF         30   DM Management                                   Warehouse                $11,935,410
JHREF         33   Plaza Building A of the Vienna Technology Park  Suburban Office          $11,162,150
JHREF         34   DCT Industrial Buildings                        Light Industrial         $ 6,210,000
JHREF         35   Noble International Industrial Building         Light Industrial         $ 5,290,000
JHREF         54   110 Leroy Street                                Urban Office             $ 6,745,355
PCF           55   Holiday Companies Headquarters                  Suburban Office          $ 6,660,000
PCF           57   160 Rittenhouse Circle                          Light Industrial         $ 2,123,868
PCF           58   603 General Washington Avenue                   Light Industrial         $ 1,468,532
PCF           60   4325 West Tropicana Ave.                        Warehouse                $ 1,176,607
PCF           61   4333 West Tropicana Ave.                        Warehouse                $   720,672
JHREF         62   1275 Commerce Boulevard                         Warehouse                $ 5,975,950
PCF           64   6285 Lookout Road                               Suburban Office          $ 5,700,000
PCF           70   Diamondback Building                            Light Industrial         $ 5,492,692
PCF           72   Ultimate Software Group Office Building         Suburban Office          $ 5,122,500
PCF           78   CCL Industries                                  Light Industrial         $ 4,871,331
PCF           85   4303 Lewis Road                                 Flex Industrial          $ 1,301,790
PCF           87   Wagner Industries                               Warehouse                $ 4,134,386
PCF           90   7 Holland                                       Warehouse                $ 3,991,798
PCF           93   Rite Aid                                        Anchored                 $ 3,750,000
PCF           98   701 Willowbrook Lane                            Flex Industrial          $ 1,279,224
PCF          100   2554 Ford Road                                  Light Industrial         $ 1,191,701
PCF          101   247 Rittenhouse Circle                          Light Industrial         $   723,650
PCF          106   CCAi Renaissance Centre                         Suburban Office          $ 3,150,000
PCF          107   Ten Parkway Plaza                               Suburban Office          $ 3,141,765
JHREF        113   Nypro Building                                  Light Industrial         $ 2,993,484
PCF          118   Federal Express Warehouse                       Warehouse                $ 2,439,788
PCF          125   Clarke American Building                        Flex Industrial          $ 2,046,000
JHREF        129   Main Steel                                      Light Industrial         $ 1,526,997



 Tenant                                    Lease Expiration         Rating
-------------------------------------------------------------------------------------------
 DM Management Company                        02/28/2017             100.0% N/A
 GSA - CIA                                    09/30/2003             100.0% U.S. GOVERNMENT
 DCT, Inc.                                    07/01/2011             100.0% N/A
 Noble International, LTD.                    04/30/2002             100.0% N/A
 The Shooting Gallery                         05/31/2008             100.0% N/A
 Holiday Station Stores                       04/30/2014             100.0% N/A
 Federal Express Corporation                  05/31/2004             100.0% BBB
 Airborne Freight Corp.                       09/30/2001             100.0% BBB+
 Cubic Enterprises                             12/31/03              100.0% N/A
 Artistic Autobody                             1/31/02               100.0% N/A
 Western Wine Services, Inc.                  04/30/2016             100.0% N/A
 SCC                                          12/31/2002             100.0% N/A
 The Derby Cycle Corp                         04/14/2009             100.0% B
 Ultimate Software Group Inc.                 05/31/2014             100.0% N/A
 CCL                                          05/31/2009             100.0% N/A
 Federal Express Corporation                  11/30/2000             100.0% BBB
 Wagner Industries, Inc.                      12/31/2013             100.0% N/A
 Cassette Productions Unlimited               03/11/2004             100.0% N/A
 Thrifty/Payless (Rite Aid)                   01/31/2019             100.0% BBB (RITE AID)
 Federal Express                              04/30/2002             100.0% BBB
 Airborne Express                              6/30/01               100.0% BBB+
 Ina Linear Technik, Inc.                      3/31/00               100.0% N/A
 Conley, Canitano & Associates,               01/31/2008             100.0% N/A
 Wellman, Inc.                                03/31/2004             100.0% BBB
 Nypro San Diego, Inc.                        05/31/2002             100.0% N/A
 Federal Express Corporation                  04/30/2008             100.0% BBB
 Clarke American Checks Inc.                  09/30/2003             100.0% N/A
 Main Steel Polishing Company                 10/13/2013             100.0% N/A


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